UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K/A
(Amendment No. 1)
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 8, 2014
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE:
This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) is filed by FMC Corporation, a Delaware corporation (“FMC” or the “Company”) in order to amend the Current Report on Form 8-K filed by the Company on September 8, 2014 (the “Original Filing”), reporting, among other things, under Item 1.01 the entry into a material definitive agreement (the “Agreement”) by the Company. The purpose of this Amendment is to file the Agreement, which has not previously been filed, as an exhibit under Item 9.01, and to amend and restate the disclosure under Item 1.01 of the Original Filing.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 8, 2014, the Company entered into a definitive Share Purchase Agreement (the “Purchase Agreement”) with Auriga Industries A/S, a Denmark Aktieselskab (the “Seller”), and Cheminova A/S, a Denmark Aktieselskab and a wholly owned subsidiary of the Seller (“Cheminova”). Pursuant to the terms and conditions set forth in the Purchase Agreement, FMC has agreed to acquire all of the outstanding equity of Cheminova from the Seller for an aggregate purchase price of 8,542,500,000 DKK or approximately $1.8 billion (the “Acquisition”).
The completion of the Acquisition is subject to certain closing conditions, including (i) the accuracy of limited fundamental representations of the other party, (ii) the approval of the Acquisition at the Extraordinary General Meeting by shareholders of the Seller representing a majority of the votes cast in respect of the approval, (iii) that there is no law or order which makes it illegal for the Seller to consummate, or prevents the Seller from consummating, the Acquisition, (iv) the expiration or termination of merger control statutes in applicable jurisdictions (including the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and (v) in the case of FMC’s obligation to close, that there has not been a material adverse change in Cheminova’s business. Forskningsfondens Ejendomsselskab A/S, a Denmark Aktieselskab, which controls over 80% of the voting power of Seller, has irrevocably committed to voting in favor of the Acquisition at an Extraordinary General Meeting of the shareholders of Seller.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
2.1	Share Purchase Agreement, dated September 8, 2014, by and between FMC Corporation, Auriga Industries A/S and Cheminova A/S*
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: September 11, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement, dated September 8, 2014, by and between FMC Corporation, Auriga Industries A/S and Cheminova A/S*
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.